Exhibit 10.1
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into this 28th day of February, 2008, by and among SALTON, INC., a Delaware corporation (“Parent”), each subsidiary of Parent listed on the signature pages hereto as a “Borrower” (Parent and each such subsidiary shall be referred to herein, collectively, as the “Borrowers” and each individually as a “Borrower”), each subsidiary of Parent listed on the signature page hereto as a “Guarantor” (such subsidiaries shall be referred to herein, collectively, as the “Guarantors” and each individually as a “Guarantor”), the financial institutions party to the Credit Agreement (as defined below) from time to time as lenders (such financial institutions, together with their respective successors and assigns, shall be referred to herein, collectively, as “Lenders” and each individually as a “Lender”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as agent for Lenders (together with its successors and assigns in such capacity, “Agent”).
Recitals:
Borrowers, Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 28, 2007 (as at any time amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which Agent and Lenders have made certain revolving credit loans and other financial accommodations to Borrowers.
The parties desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement . The Credit Agreement is hereby amended as follows:
(a)      By deleting sub-clause (b)(i) of Section 1.2(i) of the Credit Agreement in its entirety and by substituting in lieu thereof the following new sub-clause (b)(i):
          (i) is not increased by more than $10,000,000 at any time and
(b)      By deleting the phrase “clauses (ii) and (iii) of this Section 11.1(a)” in Section 11.1(a) of the Credit Agreement and by substituting in lieu thereof the phrase “clause (ii) of this Section 11.1(a).”
(c)      By deleting existing sub-clause (ii) of Section 11.1(a) of the Credit Agreement in its entirety, by renumbering existing sub-clause (iii) of Section 11.1(a) of the Credit Agreement as new sub-clause (ii), by deleting the word “or” at the end of sub-part (G) of existing sub-clause (iii) of Section 11.1(a) of the Credit Agreement, and by adding the following new sub-parts (I) and (J) to new sub-clause (ii) of Section 11.1(a) of the Credit Agreement immediately following sub-part (H):
(I) increase any of the percentages set forth in the definition of “Borrowing Base” or in Section 1.2(i); or

(J) amend the definition of (1) “Borrowing Base” (other than to reduce the advance rates set forth therein) or any of the definitions used therein that otherwise have the effect of increasing Availability or (2) “In-Transit Inventory.”
(d)      By deleting the phrase “, Supermajority Lenders” from Section 11.1(b) of the Credit Agreement.
(e)      By deleting the definitions of “Applicable Margin” and “Borrowing Base” contained in Annex A to the Credit Agreement and by substituting in lieu thereof the following new definitions of “Applicable Margin” and “Borrowing Base”:
“Applicable Margin” means, as of the First Amendment Date,
(i)	with respect to Base Rate Loans, 0.75%; and

(ii)	with respect to LIBOR Revolving Loans, 2.50%.
The Applicable Margin shall be adjusted (up or down) each Fiscal Quarter, based upon Average Quarterly Availability for each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2008. Adjustments in Applicable Margin shall be determined by reference to the following grid:

If Average Quarterly	Level of
Availability is:	Applicable Margin is:
Greater than $75,000,000	Level I
Greater than $50,000,000, but less than or equal to $75,000,000	Level II
Greater than $25,000,000, but less than or equal to $50,000,000	Level III
Less than or equal to $25,000,000	Level IV

	Applicable Margin
	Level I	Level II	Level III	Level IV
Base Rate Loans	0.25%	0.50%	0.75%	1.00%
LIBOR Revolving Loans	2.00%	2.25%	2.50%	2.75%
Adjustments to the Applicable Margin based upon Average Quarterly Availability for the Fiscal Quarter ending June 30, 2008, and for each Fiscal Quarter ending thereafter, shall be effective for the ensuing Fiscal Quarter and shall be implemented five (5) Business Days after the immediately preceding Fiscal Quarter. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived in writing by the Agent (with the consent of the Required Lenders) or cured.

“Borrowing Base” means, at any time, an amount equal to:
(a)	the sum of:
(i)	85% of the Net Amount of Eligible Accounts of each Borrowing Base Party;

plus

(ii)	an amount equal to the lesser of:
(I)	70% of the Cost Value of Eligible Inventory of each Borrowing Base Party, or

(II)	85% of the Net Orderly Liquidation Value of Eligible Inventory of each Borrowing Base Party;

minus
(b)	without duplication, Reserves.
Notwithstanding the foregoing, in no event shall the amount of the Borrowing Base on any date (a) attributable to Eligible In-Transit Inventory exceed (i) $50,000,000 with respect to Eligible In-Transit Inventory destined for a United States port of entry or (ii) $15,000,000 with respect to Eligible In-Transit Inventory destined for a Canadian port of entry; (b) attributable to Eligible Accounts that are Applica Asia Serviced Accounts exceed the Applica Asia Serviced Account Sublimit; or (c) attributable to Eligible Accounts of Account Debtors having their principal assets, chief executive office or principal place of business in Puerto Rico and Eligible Inventory of Applica Americas that is located in Puerto Rico exceed, in aggregate, $5,000,000.
For purposes of the calculation of the Borrowing Base, (a) the value of Eligible Accounts and Eligible Inventory shall be calculated based on Dollar Equivalents as of the date of determination, and (b) the value of Eligible In-Transit Inventory shall be net of all duty, freight, taxes, costs, insurance and other charges and expenses which customarily pertain to such In-Transit Inventory.
(f)      By deleting the definitions of “Seasonal Period” and “Supermajority Lenders” contained in Annex A to the Credit Agreement.
(g)      By adding the following definition of “First Amendment Date” to Annex A to the Credit Agreement in proper alphabetical sequence:
     “First Amendment Date” means February 28, 2008.
(h)      By deleting the reference to “$10,000,000” in the first line of the definition of “Unused Letter of Credit Subfacility” in Annex A to the Credit Agreement and substituting in lieu thereof a reference to “$20,000,000.”
     3. Interest Rate Disclosure. The Base Rate on the date hereof is 6.00% per annum, and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms is 6.75% per annum with respect to any portion of the Loans bearing interest as a Base Rate Loan.

     4. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness, and liabilities under the Loan Documents.
     5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens; and, on and as of the opening of business February 28, 2008, the unpaid principal amount of the Loans totaled $94,215,589.49 and the LC Obligations totaled $175,000.
     6. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and each Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof.
     7. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
     8. Amendment Part of Credit Agreement. This Amendment shall constitute a part of the Credit Agreement.
     9. Conditions Precedent. The effectiveness of the amendments contained in Sections 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent in its sole and absolute discretion, unless satisfaction thereof is specifically waived in writing by Agent:
          (a) Agent shall have received a duly executed counterpart of this Amendment from each of the parties hereto; and
          (b) No Default or Event of Default shall be in existence.
     10. Expenses of Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
     11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement, as herein modified, shall continue in full force and effect.
     14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
     15. Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
     16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
     17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

BORROWERS: SALTON, INC.
By:	/s/ Terry L. Polistina
	Name:	Terry L. Polistina
	Title:	President and Chief Executive Officer

APPLICA CONSUMER PRODUCTS, INC.
By:	/s/ Terry L. Polistina
	Name:	Terry L. Polistina
	Title:	President and Chief Executive Officer

APN HOLDING COMPANY, INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA AMERICAS, INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HP DELAWARE, INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HPG LLC
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA MEXICO HOLDINGS, INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SONEX INTERNATIONAL CORPORATION
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HOME CREATIONS DIRECT LTD.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON HOLDINGS INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ICEBOX LLC
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

TOASTMASTER INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

FAMILY PRODUCTS INC.
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ONE:ONE COFFEE LLC
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON TOASTMASTER LOGISTICS LLC
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

GUARANTORS: APPLICA CANADA CORPORATION
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA ASIA LIMITED
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Director

[Signatures continued on following page]

AGENT: BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Robert Walker
	Name:	Robert Walker
	Title:	Senior Vice President

LENDERS: BANK OF AMERICA, N.A., as a Lender
By:	/s/ Robert Walker
	Name:	Robert Walker
	Title:	Senior Vice President